UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 8, 2012

OPTi, Inc.
(Exact name of registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

0-21422 (Commission File Number)	77-0220697 (IRS Employer Identification Number)

One First Street, Suite 14
Los Altos, California 94022
(Address of principal executive offices including zip code)

(650) 213-8550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.  Other Matters

SIGNATURES

Item 8.01.  Other Matters

The Company’s Annual Meeting will be held on November 26, 2012, rather than during the last week of May 2012, as originally anticipated.  The record date for the Annual Meeting will be October 7, 2012.

Because the 2012 Annual Meeting will be held more than 30 days from the anniversary of the 2011 Annual Meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company has set September 17, 2012 as the new deadline for shareholder proposals, which it deems to be reasonable under the circumstances.

Proposals of shareholders intended to be presented at the 2012 Annual Meeting must be received at the Company’s offices by certified mail, not later than September 17, 2012.  Such proposals must also satisfy the other requirements for shareholder proposals as set forth in Rule 14a-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2012

OPTi, Inc.
By:	/s/ Michael Mazzoni

Michael Mazzoni
C Chief Financial Officer